CONSENT AND FIRST LOAN MODIFICATION AGREEMENT
This Consent and First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of February 19, 2015 (the “First Loan Modification Effective Date”), by and among (i) SILICON VALLEY BANK, a California corporation with a loan production office located at 2400 Hanover Street, Palo Alto, CA 94304 (“Bank”), (ii) OCLARO, INC., a Delaware corporation (“Parent”) and (iii) OCLARO TECHNOLOGY LIMITED, a company incorporated under the laws of England and Wales, with company number 02298887 and its registered address at Caswell Towcester, Northamptonshire NN12 8EQ, UK (“Borrower”).
1.DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a certain Loan and Security Agreement, dated as of March 28, 2014, by and among Parent, Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2.    DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the other Loan Documents.
3.    DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 7.7 thereof:
“7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; provided that (i) any Loan Party may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) any Loan Party may pay dividends solely in common stock; and (iii) any Subsidiary (whether or not such Subsidiary is a Loan Party) may pay dividends to any Loan Party; or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so.”
and inserting in lieu thereof the following:
“7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; provided that (i) any Loan Party may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) any Loan Party may pay dividends solely in common stock; (iii) any Subsidiary (whether or not such Subsidiary is a Loan Party) may pay dividends to any Loan Party; and (iv) in connection with the conversion of the Convertible Senior Unsecured Notes into common stock of Parent, cash payments may be made to accommodate the rules of the NASDAQ stock market or in lieu of issuances of fractional shares, in accordance with the terms of such Convertible Senior Unsecured Notes; or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so.”

2	The Loan Agreement shall be amended by inserting the following definition in Section 13.1 thereof, in its applicable alphabetical order:
“Convertible Senior Unsecured Notes” means the convertible senior unsecured notes of Parent, due February 15, 2020, in an aggregate principal amount not to exceed $65,000,000.”

3	The Loan Agreement shall be amended by deleting the following text appearing in the definition of “Permitted Indebtedness” in Section 13.1 thereof:
“(c)    unsecured Indebtedness to trade creditors incurred in the ordinary course of business;”
and inserting in lieu thereof the following:
“(c)    (i) unsecured Indebtedness to trade creditors incurred in the ordinary course of business; and (ii) unsecured Indebtedness of Parent under the Convertible Senior Unsecured Notes;”
4.    CONSENT TO UNSECURED INDEBTEDNESS. Subject to the terms and conditions of this Loan Modification Agreement, Bank hereby consents to the issuance by Parent of the Convertible Senior Unsecured Notes and that such issuance of and the regularly scheduled payment on such Indebtedness and the conversion of the same into the common stock of the Parent and cash shall not constitute an “Event of Default” under Section 8.2 of the Loan Agreement by virtue of violating any provision of the Loan Agreement (including the negative covenants contained in Section 7.4 (Indebtedness) and Section 7.7 (Distributions; Investments)).
5.    FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this Loan Modification Agreement and the Loan Documents.
6.    RATIFICATION OF LOAN DOCUMENTS. Except as modified in this Loan Modification Agreement, Parent and Borrower each hereby ratifies, confirms, and reaffirms the terms and conditions of the Loan Documents and all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
7.    PERFECTION CERTIFICATE. Borrower has previously delivered to Bank certain Perfection Certificates (collectively, the “Perfection Certificate”).  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Perfection Certificate and acknowledges, confirms and agrees that, other than may have been supplemented or augmented by disclosures by Borrower to Bank from time to time through and including the date hereof, the disclosures and information Borrower provided to Bank in the Perfection Certificate remain true and correct in all material respects as of the date hereof.
8.    AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.
9.    CONSISTENT CHANGES. The Loan Documents are hereby amended wherever necessary to reflect the changes described above.
10.    NO DEFENSES OF PARENT/BORROWER. Parent and Borrower each hereby acknowledges and agrees that neither has offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if either Parent or Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and each of Parent and Borrower hereby RELEASE Bank from any liability thereunder.
11.    CONTINUING VALIDITY. Parent and Borrower understand and agree that in modifying the existing Obligations, Bank is relying upon Parent’s and Borrower’s representations, warranties, and agreements, as set forth in the Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Loan Documents remain unchanged and in full force and effect. Bank’s agreement to make the modifications pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank, Parent and Borrower to retain as liable parties all makers of Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.
12.    JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference in its entirety.
13.    COUNTERSIGNATURE; CONDITIONS PRECEDENT. This Loan Modification Agreement shall become effective only upon execution of this Loan Modification Agreement by Parent, Borrower and Bank.
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This Loan Modification Agreement is executed as of the date first written above.

BORROWER:
OCLARO TECHNOLOGY LIMITED
By /s/ James Haynes
Name: James Haynes
Title: COO
PARENT:
OCLARO, INC.
By /s/ Pete Mangan
Name: Pete Mangan
Title: CFO
BANK:
SILICON VALLEY BANK
By /s/Matthew Wright
Name: Matthew Wright
Title: Director

The undersigned (a) ratifies, confirms and reaffirms, all and singular, the terms and conditions of (i) that certain Unconditional Guaranty, dated as of March 28, 2014 in favor of Bank (the “Guaranty”) and (ii) that certain Guarantor Security Agreement, dated as of March 28, 2014 (the “Guarantor Security Agreement”), (b) consents to the terms of the Loan Modification Agreement; and (c) acknowledges, confirms and agrees that the Guaranty and Guarantor Security Agreement shall each remain in full force and effect and shall in no way be limited by the execution of the Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith.

OCLARO, INC. By: /s/ Pete Mangan Name: Pete Mangan Title: CFO	OCLARO TECHNOLOGY, INC. By /s/ James Haynes Name: James Haynes Title: COO
OCLARO (NORTH AMERICA), INC. By: /s/ Pete Mangan Name: Pete Mangan Title: CEO	MINTERA CORPORATION By: /s/ Pete Mangan Name: Pete Mangan Title: President
OPNEXT, INC. By: /s/ Pete Mangan Name: Pete Mangan Title: CEO	OPNEXT SUBSYSTEMS INC. By: /s/ Pete Mangan Name: Pete Mangan Title: President

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